UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 2,  2009

UTEC, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53241	20-5936198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

7230 Indian Creek Ln., Las Vegas, NV 89149
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (702) 335-0356

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 4. – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On Nov. 2, 2009, the accounting firm of Sadler, Gibb & Associates, LLC was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the disengagement of Seale and Beers, CPAs and the engagement of Sadler, Gibb & Associates, LLC as its independent auditor.  Seale and Beers, CPAs had never performed any work for the Company.

Seale and Beers, CPA’s accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles as Seale and Beers, CPA’s did not provide any financial statements.

During the registrant's two most recent fiscal years and the subsequent interim period through Nov. 2, 2009, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

For the years ended December, 2008 and 2007, and through the date of this Form 8-K, there have been no disagreements with Seale and Beers, CPAs  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Seale and Beers, CPAs’  satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 30, 2008 and 2007, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Seale and Beers with the disclosures it is making herein no later than the day that the disclosures are filed with the Commission.  The Company has requested Seale and Beers to furnish it a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  Attached hereto as an exhibit is the letter received from Seale and Beers.

During the years ended December 31, 2008 and 2007, and through November 2, 2009 (the date Sadler Gibb & Associates LLC was appointed), the Company did not consult Sadler Gibb & Associates with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTEC, INC.

/s/ Fortunato Villamagna
Fortunato Villamagna, CEO and Director